DEAR CONTRACTHOLDER:
--------------------------------------------------------------------------------
     Lexington Emerging Markets Fund increased by 15.24% during the fourth quarter and fell 27.95% for the full year of 1998. According to Lipper, Inc. the average emerging markets fund increased 13.29% for the quarter and declined 26.83% for the year. The unmanaged Morgan Stanley Emerging Markets Free Index posted a gain of 17.99% for the quarter and declined 25.34% for the year. The Fund performed in line with the average emerging markets fund in 1998. The following is a discussion of the major factors impacting the performance of emerging markets in 1998.

INVESTMENT APPROACH

     The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a top-down approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

     On an asset allocation basis, the objective of the investment manager is to be fully allocated (up to 98%) given the correct mix of investment opportunities. Or, in times of uncertainty the Fund can invest up to 100% in cash. At the regional and country level, the investment manager will use the MSCI Emerging Markets Free Index as a benchmark to underweight and overweight its positions.

WHAT HAPPENED IN 1998?

     In emerging markets, 1998 can be summarized as the year of de-leveraging, restructuring, and deflating. Starting in the third quarter of 1997, the Asian "Tiger" economies suffered a severe credit crunch caused primarily by slowing growth, a strong currency and industrial over-capacity. With their currencies pegged to the dollar, the "Asian Tigers" had enjoyed the export benefits of a strong dollar and an extremely low cost of borrowing, both domestically and abroad. As long as their economies were growing at 5-7% per annum the "Tigers" were able to finance their growth by borrowing in U.S. dollars and were able to offset large current account deficits by large capital inflows. Once the economic growth stalled, and the dollar strengthened, the "Tiger" currencies came under severe pressure and buckled, devaluing, in some instances, over 50%. As a result, the heavily indebted governments and corporations could no longer finance large foreign loans and were forced into technical bankruptcy, i.e., they had to restructure their loans. The over-indebtedness problems arose in other countries (Russia, Ukraine, Brazil), and each time caused severe havoc in financial markets, with Brazil being the latest to succumb to a large and unsustainable debt burden.

     The results were a short-term but severe collapse in asset valuations. However, international institutions like the IMF and developed countries like Japan, were quick in responding to this crisis. Restructuring plans were negotiated and funds were loaned to the governments to allow governments the means to facilitate a whole-sale corporate restructuring. In some cases, like South Korea, the restructuring programs have proven to be extremely successful, and in other cases, like Russia, there has been utter failure.

OUTLOOK FOR 1999

     The Federal Reserve, with the first cut in interest rates, set in motion the reflationary trend for 1999: lower global interest rates. With global interest rates trending lower and governments actively participating in reflating local economies, 1999 may be a very rewarding year for foreign investors in emerging markets. Thus far, it has been domestic, not foreign investors who have participated in the interest rate led rally in the most recent quarter. Asian equity markets relative to other emerging markets will take a leading role in early 1999 in this domestic redirection of capital. Asia has made solid economic progress, adhered to IMF programs, and has managed to reverse some of its economic and foreign currency concerns. Additionally, we expect ratings agencies to upgrade certain Asian countries back to investment grade in early 1999, due to improved economic conditions and the possible lifting of controls. We are also positive on developing European markets in 1999 as EMU integration creates greater demand for equities in next wave EMU convergence countries. Latin America will be a laggard in the first half of 1999 as economic recession looms and local interest rates remain stubbornly high. Nonetheless, we believe that extremely low current valuations and strong earnings trends for certain Latin shares will ultimately reward patient investors. Systemic risk in emerging markets is at a low due to the withdrawal of global capital from these markets over the last two years. Hence, the relative risk of a sustained outflow of foreign capital is low, whereas the argument of net new additions to the asset class is compelling and could be a strong catalyst to propel shares in early 1999.

                     Sincerely,



/s/ Alfredo M. Viegas /s/ Mohammed Zaidi    /s/ Richard T. Saler  /s/ Robert M. DeMichele
--------------------- ------------------    --------------------  -----------------------
Alfredo M. Viegas     Mohammed Zaidi        Richard T. Saler      Robert M. DeMichele
Portfolio Manager     Portfolio Manager     Portfolio Manager     President
February, 1999        February, 1999        February, 1999        February, 1999

RESULTS OF THE SPECIAL MEETING OF SHAREHOLDERS HELD AUGUST 12, 1998 (UNAUDITED)

Total Outstanding Shares as of June 15, 1998: 2,449,253

1. Directors Elected: S.M.S. Chadha, Robert M. DeMichele, Beverley C. Duer, Barbara R. Evans, Richard M. Hisey, Lawrence Kantor, Jerard F. Maher, Andrew M. McCosh, Donald B. Miller, John G. Preston and Allen H. Stowe.

   For All Nominees: 2,199,440  Withheld Authority: 244,992


                                                           VOTES        VOTES        VOTES
                                                            FOR        AGAINST     ABSTAINED
                                                        -----------   ---------   ----------
2. Approval of an investment sub-advisory agreement     2,156,456      208,118      79,857
   between Lexington Management Corporation and
   Stratos Advisors, Inc. with respect to the Fund.

3. Selection of KPMG LLP as Independent Auditors.       2,335,634       43,030      65,768

--------------------------------------------------------------------------------


             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      LEXINGTON EMERGING MARKETS FUND, INC.
         THE UNMANAGED MORGAN STANLEY CAPITAL INTERNATIONAO (EAFE) INDEX
          AND THE UNMANAGED MORGAN STANLEY EMERGING MARKETS FREE INDEX





[THE FOLLOWING TABLE REPRESENTS A CHART IN THE PRINTED MATERIAL]


           Lexington
Year       Emerging     EAFE      MSCI EMF
             Mkts
==============================================
3/30/94     $10,000    $10,000     $10,000
12/31/94    $10,076    $10,414     $10,190
12/31/95    $9,679     $11,581     $9,659
12/31/96    $10,433    $12,281     $10,241
12/31/97    $9,200     $12,500     $9,055
12/31/98    $6,629     $15,041     $6,760


                      AVERAGE ANNUAL STANDARD TOTAL RETURNS
                          FOR THE PERIOD ENDED 12/31/98
FUND/INDEX               1 YEAR         SINCE INCEPTION
                                            3/30/94
----------               ------         ---------------
LEXINGTON EMERGING
MARKET FUND               (27.95%)             (8.28%)

MORGAN STANLEY CAPITAL
INTERNATIONAL (EAFE) INDEX 20.33%               8.96%

MORGAN STANLEY EMERGING
MARKETS FREE INDEX        (25.34)%             (7.90%)

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Emerging Markets Free Index. Results for the Fund, the Morgan Stanley Capital International (EAFE) Index and the Morgan Stanley Emerging markets Free Index include the reinvestment of all dividend and capital gain distributions. The Fund's inception date was 3/30/94. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

--------------------------------------------------------------------------------

* -27.95% and -8.28% are the one year and since commencement (3/30/94) average annual standard total returns, respectively, for the period ended December 31, 1998. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

** All country and regional  returns are from the  corresponding  Morgan Stanley
   Capital International Indices. Returns are dollar based with all dividends reinvested.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998

   NUMBER OF                                                              VALUE
    SHARES                            SECURITY                          (NOTE 1)
================================================================================
              COMMON STOCKS: 75.9%
              ARGENTINA: 5.7%
   159,806    Perez Companc S.A. ....................................$   676,590
     7,100    YPF Sociedad Anonima (ADR) ............................    198,356
                                                                     -----------
                                                                         874,946
                                                                     -----------
              BRAZIL: 0.7%
     7,000    Tele Norte Leste Participacoes S.A. (ADR)1 ............     87,063
       700    Tele Sudeste Celular Participacoes S.A. (ADR) .........     14,481
                                                                     -----------
                                                                         101,544
                                                                     -----------
              CZECH REPUBLIC: 1.7%
    16,800    SPT Telekom a.s.1 .....................................    256,670
                                                                     -----------
              EGYPT: 0.6%
    15,000    Savola Sime Egypt1 ....................................    100,076
                                                                     -----------
              GREECE: 8.7%
     7,690    Anek Lines S.A.1 ......................................     82,381
     1,200    Commercial Bank of Greece, S.A.1 ......................    118,011
     2,300    Ergo Bank S.A. ........................................    266,103
     3,000    Hellenic Bottling Company, S.A.1 ......................     92,611
    12,000    Hellenic Petroleum S.A.1 ..............................     98,557
     4,178    Hellenic Telecommunication Organization S.A. ..........    111,146
     1,500    Intracom S.A.1 ........................................     68,293
     7,500    Intrasoft S.A.1 .......................................    172,742
     4,100    Macedonia Thrace Bank S.A.1 ...........................    172,760
     4,000    STET Hellas Telecommunications S.A. (ADR)1 ............    127,750
     3,230    X.K. Tegopoulos Editions S.A.1 ........................     35,352
                                                                     -----------
                                                                       1,345,706
                                                                     -----------
              HONG KONG: 3.0%
   550,000    Guangnan Holdings .....................................    126,371
 1,720,000    Guangzhou Investment Company, Ltd. ....................    170,956
   960,000    Qingling Motors Company ...............................    168,529
                                                                     -----------
                                                                         465,856
                                                                     -----------
              HUNGARY: 1.4%
     2,000    Magyar Tavkozlesi Rt. (ADR) ...........................     59,625
       500    Pick Szeged Rt. .......................................     21,251
    10,500    Zalakeramia Rt. .......................................    127,294
                                                                     -----------
                                                                         208,170
                                                                     -----------
              INDIA: 0.9%
    11,650    Hindalco Industries, Ltd. (GDR) .......................    136,596
                                                                     -----------
              MALAYSIA: 5.7%
    65,500    Austral Enterprises Bhd ...............................     67,683
   326,000    Hap Seng Consolidated Bhd .............................    190,167
    50,000    IOI Corporation Bhd ...................................     25,952
   156,000    Kuala Lumpur Kepong Bhd ...............................    241,429
    22,000    Rothmans of Pall Mall Bhd .............................    117,333
    60,000    Telekom Malaysia Bhd ..................................    142,857
    75,000    YTL Corporation Bhd ...................................     88,214
                                                                     -----------
                                                                         873,635
                                                                     -----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)

   NUMBER OF                                                              VALUE
    SHARES                            SECURITY                          (NOTE 1)
================================================================================

              COMMON STOCKS (CONTINUED):
              MEXICO: 4.2%
   128,500    Consorcio Hogar S.A. de C.V.1 .........................$    70,424
    35,000    Corporacion GEO, S.A. de C.V. "B"1 ....................     97,323
    12,713    Corporacion Interamericana de Entretenimiento S.A. "L"1     26,352
     8,550    Empresas ICA Sociedad Controladora S.A. de C.V. (ADR) .     38,475
     6,100    Grupo Casa Autrey, S.A. de C.V. (ADR) .................     41,556
   170,000    Grupo Financiero Banamex Accival, S.A. de C.V. "B"1 ...    223,121
   377,000    Grupo Financiero Bancomer, S.A. de C.V. "B" ...........     80,815
    25,000    Grupo Industrial Saltillo, S.A. de C.V. "B" ...........     62,439
                                                                     -----------
                                                                         640,505
                                                                     -----------
              OMAN: 0.7%
     8,000    Bank Muscat Al-Ahli Al-Omani ..........................     68,576
    10,500    Commercial Bank of Oman1 ..............................     42,819
                                                                     -----------
                                                                         111,395
                                                                     -----------
              PANAMA: 0.7%
     6,500    Banco Latinoamericano de Exportaciones, S.A. (ADR) ....    108,063
                                                                     -----------
              PERU: 0.3%
     3,000    Compania de Minas Buenaventura S.A. (ADR) .............     39,000
                                                                     -----------
              PHILIPPINES: 2.6%
   592,900    Ayala Corporation .....................................    209,579
 1,070,000    Fortune Cement Corporation ............................     44,562
   281,516    International Container Terminal Service, Inc.1 .......     23,521
   459,000    Ionics Circuit, Inc. ..................................    112,098
   167,200    Universal Robina Corporation ..........................     18,698
                                                                     -----------
                                                                         408,458
                                                                     -----------
              POLAND: 1.7%
    25,000    Big Bank Gdanski S.A. .................................     22,436
    22,562    Elektrim Spolka Akcyjna S.A. ..........................    244,267
                                                                     -----------
                                                                         266,703
                                                                     -----------
              PORTUGAL: 2.4%
     2,500    Brisa-Auto Estradas de Portugal S.A. ..................    147,165
     2,700    Semapa-Sociedade de Investimento e Gestao, ISGPS, S.A.      53,454
     9,800    SIVA-SGPA S.A.1 .......................................    163,480
                                                                     -----------
                                                                         364,099
                                                                     -----------
              RUSSIA: 2.0%
       504    Aeroflot ..............................................     10,584
 1,500,000    Irkutskenergo .........................................     62,250
    11,800    Lukoil Holdings of Russia .............................     47,790
     2,900    Lukoil Holdings of Russia (ADR) .......................     45,675
       750    Moscow Telephone Systems ..............................     37,500
    73,500    Rostelecom1 ...........................................     53,655
     9,300    Surgutneftegaz (ADR) ..................................     31,388
   771,400    Unified Energy Systems ................................     23,682
                                                                     -----------
                                                                         312,524
                                                                     -----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)

   NUMBER OF                                                              VALUE
    SHARES                            SECURITY                          (NOTE 1)
================================================================================
              COMMON STOCKS: (CONTINUED)
              SINGAPORE: 3.2%
     13,000   Creative Technology, Ltd. .............................$   183,580
     87,000   Keppel Fels, Ltd. .....................................    167,677
    217,160   Keppel Telecommunications and Transportation, Ltd. ....    143,461
                                                                     -----------
                                                                         494,718
                                                                     -----------
              SOUTH AFRICA: 4.8%
     11,700   Adcock Ingram, Ltd. "N" ...............................     31,823
    217,000   Comair, Ltd.1 .........................................     37,073
     40,000   Dimension Data Holdings, Ltd. .........................    169,992
    151,500   Grintek Ltd. ..........................................     25,754
      2,400   Liberty Life Association of Africa, Ltd. ..............     32,464
     23,200   Liberty Life Association of Africa, Ltd. ..............    319,450
      9,700   Sasol, Ltd. (ADR) .....................................     38,194
     75,600   The Education Investment Corporation, Ltd.                  87,390
                                                                     -----------
                                                                         742,140
                                                                     -----------
              SOUTH KOREA: 15.7%
     18,450   Dacom Corporation .....................................    744,159
     15,600   Dongwon Securities ....................................    238,710
     89,830   Kumho Tire Company, Ltd.1 .............................    522,934
     25,190   L.G. Securities1 ......................................    330,989
     11,340   Samsung Securities Company, Ltd. ......................    311,211
      7,500   Shinsegae Department Store Company ....................    164,662
      6,050   Suheung Capsule .......................................    104,903
                                                                     -----------
                                                                       2,417,568
                                                                     -----------
              THAILAND: 3.2%
      3,708   Advance Agro Public Company, Ltd. .....................      2,041
     70,380   Bangkok Bank Public Company, Ltd. .....................    145,277
    256,030   K.R. Precision Public Company, Ltd. ...................    125,077
    250,000   Krung Thai Bank Public Company, Ltd. ..................    135,892
     39,320   Lanna Lignite Public Company, Ltd. ....................     46,128
     80,000   Securities One Public Company, Ltd. ...................     17,394
     96,800   Thai Engine Manufacturing Public Company, Ltd. ........     24,244
                                                                     -----------
                                                                         496,053
                                                                     -----------
              TURKEY: 5.4%
  9,390,000   Akbank T.A.S. .........................................    187,800
  4,383,000   Arcelik A.S. ..........................................    127,107
  2,168,500   Eregli Demir Ve Celik Fabrikalari T.A.S. ..............     88,909
 16,204,500   Haci Omer Sabanci Holding A.S. ........................    243,068
    558,202   Petrol Ofisi A.S. .....................................     75,357
  1,308,125   Tupras-Turkiye Petrol Rafinerileri A.S. ...............     57,558
     15,880   Usas Ucak Servisi A.S. ................................     22,677
    389,750   Vestel Elektronik Sanayi ve Ticaret A.S. ..............     32,349
                                                                     -----------
                                                                         834,825
                                                                     -----------
              UNITED STATES: 0.6%
     13,300   Central European Media Enterprises, Ltd.1 .............     87,281
                                                                     -----------
              TOTAL COMMON STOCKS (cost $14,968,816) ................ 11,686,531
                                                                     -----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)

   NUMBER OF                                                             VALUE
    SHARES                          SECURITY                            (NOTE 1)
================================================================================

              PREFERRED STOCKS: 5.3%
              BRAZIL: 4.5%
   637,000    Companhia de Tecidos Norte de Minas ...................$    68,540
   400,000    Companhia Riograndense de Telecomunicacoes ............    144,016
 1,124,000    Petroleo Brasileiro S.A. ..............................    127,453
 1,566,000    Telecomunicacoes de Sao Paulo S.A. ....................    213,475
   534,000    Telecomunicacoes do Rio de Janeiro S.A. ...............     14,585
 2,220,000    Telerj Celular S.A. "B" ...............................     52,367
 1,566,000    Telesp Celular S.A. "B" ...............................     68,825
                                                                     -----------
                                                                         689,261
                                                                     -----------
              COLUMBIA: 0.3%
     5,700    Banco Ganadero S.A. (ADR) .............................     51,656
                                                                     -----------
              GREECE: 0.5%
     2,000    Intracom S.A. .........................................     82,166
                                                                     -----------
              TOTAL PREFERRED STOCKS (cost $1,552,839) ..............    823,083
                                                                     -----------
              U.S. GOVERNMENT OBLIGATION: 6.0%
$4,101,000    U.S. Strip Bond, 0.00%, due 02/15/2027 (cost $790,181)     919,362
                                                                     -----------
              SHORT-TERM INVESTMENT: 9.8%
              U.S. GOVERNMENT AGENCY OBLIGATION
 1,500,000    Federal Home Loan Mortgage Corporation, 4.25%,
                due 01/04/99 (cost $1,499,469) ......................  1,499,469
                                                                     -----------
              TOTAL INVESTMENTS: 97.0% (cost $18,811,305+) (Note 1)   14,928,445
              Other assets in excess of liabilities: 3.0% ...........    462,394
                                                                     -----------
              TOTAL NET ASSETS: 100.0%
              (equivalent to $5.67 per share on 2,714,718
                shares outstanding) .................................$15,390,839
                                                                     ===========

1  Non-income producing security.
ADR- American Depository Receipt.
GDR- Global Depository Receipt.
+  Aggregate cost for Federal income tax purposes is $18,894,969.

                              --------------------

At December 31, 1998, the composition of the Fund's net assets by industry concentration was as follows:

Banking ...................   11.2%     Multi-Industry ................     5.8%
Capital Equipment .........    1.5      Oil & Gas Holding Companies ...     0.5
Construction & Housing ....    0.5      Real Estate ...................     1.9
Consumer Durable ..........    6.5      Services ......................     1.9
Consumer Non-durable ......    1.8      Telecommunications ............    15.7
Electrical & Electronics ..    5.3      Trade .........................     2.4
Energy Sources ............    4.2      Transportation ................     1.8
Financial Services ........   10.3      U.S. Government Obligations ...    15.8
Health & Personal Care ....    1.2      Utilities .....................     0.4
Materials .................    7.2      Other Assets ..................     3.0
Merchandising .............    1.1

                                             Total Net Assets .........   100.0%
                                                                          =====


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS
Investments, at value (cost $18,811,305) (Note 1) ................  $14,928,445
Cash .............................................................      482,322
Foreign currency, at value (cost $60,480) (Note 1) ...............       65,771
Receivable for investment securities sold ........................       82,979
Receivable for shares sold .......................................       44,658
Dividends and interest receivable ................................       20,425
Foreign taxes recoverable ........................................          205
Deferred organization costs, net (Note 1) ........................        1,098
                                                                    -----------
     Total Assets ................................................   15,625,903
                                                                    -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) .................        9,503
Payable for investment securities purchased ......................       67,019
Payable for shares redeemed ......................................      106,918
Accrued expenses .................................................       51,624
                                                                    -----------
     Total Liabilities ...........................................      235,064
                                                                    -----------
NET ASSETS (equivalent to $5.67 per share
 on 2,714,718 shares outstanding) (Note 3) .......................  $15,390,839
                                                                    ===========
NET ASSETS consist of:
Capital stock-authorized 500,000,000 shares,
  $.001 par value per share ......................................  $     2,715
Additional paid-in capital .......................................   26,844,252
Undistributed net investment income (Note 1) .....................      114,759
Accumulated net realized loss on investments and
  foreign currency transactions (Notes 1 and 6) ..................   (7,693,512)
Unrealized depreciation of investments and
  foreign currency translation of other assets and liabilities ...   (3,877,375)
                                                                    -----------
     TOTAL NET ASSETS ............................................  $15,390,839
                                                                    ===========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1998

INVESTMENT INCOME
   Dividends                                                        $   424,064
   Interest                                                             156,687
                                                                    -----------
                                                                        580,751
   Less: foreign tax expense                                             35,000
                                                                    -----------
               Total investment income                                                 $ 545,751

EXPENSES
   Investment advisory fee (Note 2)                                     158,794
   Custodian expenses                                                   101,679
   Professional fees                                                     32,495
   Printing and mailing expenses                                         30,618
   Accounting expenses (Note 2)                                          21,313
   Directors' fees and expenses                                          15,039
   Computer processing fees                                               6,752
   Transfer agent expenses                                                5,329
   Amortization of deferred organization costs                            4,453
   Registration fees                                                      4,171
   Other expenses                                                         8,517
                                                                    -----------
          Total expenses                                                                 389,160
                                                                                       ---------
               Net investment income                                                     156,591

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4)
   Net realized loss on:
     Investments                                                     (6,966,656)
     Foreign currency transactions                                      (12,012)
                                                                    -----------
               Net realized loss                                                      (6,978,668)
   Net change in unrealized appreciation (depreciation) of:
     Investments                                                        793,332
     Foreign currency translation of other assets and liabilities         5,199
                                                                    -----------
          Net change in unrealized depreciation                                          798,531
                                                                                     -----------
               Net realized and unrealized loss                                       (6,180,137)
                                                                                     -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $(6,023,546)
                                                                                     ===========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997


                                                                                1998             1997
                                                                           ------------      -----------
Net investment income ...................................................  $    156,591      $    71,584
Net realized gain (loss) from investment and foreign currency
  transactions ..........................................................    (6,978,668)       1,372,507
Net change in unrealized appreciation (depreciation) of investments
  and foreign currency translation ......................................       798,531       (5,093,187)
                                                                           ------------      ------------
     Decrease in net assets resulting from operations ...................    (6,023,546)      (3,649,096)
Distributions to shareholders from net investment income (Note 1) .......       (91,329)         (19,143)
Distributions to shareholders from net realized gains from security
  transactions (Note 1) .................................................    (1,470,030)              --
Increase (decrease) in net assets from capital
  share transactions (Note 3) ...........................................    (1,076,717)       6,042,710
                                                                           ------------      -----------
          Net increase (decrease) in net assets .........................    (8,661,622)       2,374,471

NET ASSETS:
Beginning of period .....................................................    24,052,461       21,677,990
                                                                           ------------      -----------
End of period (including undistributed net investment income of
  $114,759 and $59,076 in 1998 and 1997, respectively) ..................  $ 15,390,839      $24,052,461
                                                                           ============      ===========

   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1.   SIGNIFICANT ACCOUNTING POLICIES

Lexington Emerging Markets Fund, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. There are no forward foreign currency contracts outstanding at December 31, 1998.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION COSTS Organization costs aggregating $22,290 have been deferred and are being amortized on a straight-line basis over five years. At December 31, 1998, the amount remaining to be amortized is $1,098.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

1.   SIGNIFICANT ACCOUNTING POLICIES (continued)

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.85% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract effective October 1, 1998 with Stratos Advisors, Inc. ("Stratos") under which Stratos provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and Stratos, LMC pays Stratos a monthly sub-advisory fee at an annual rate of 0.35% of the Fund's average daily net assets. For 1998, LMC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average daily net assets. No reimbursement was required for the year ended December 31, 1998.

The Fund reimburses LMC for certain expenses, including accounting costs of $21,313 which are incurred by the Fund, but paid by LMC.

3.   CAPITAL STOCK

Transactions in capital stock were as follows:


                                                                              Year ended
                                                             December 31, 1998             December 31, 1997
                                                       -------------------------     --------------------------
                                                         Shares          Amount        Shares           Amount
                                                       ----------     ------------   ----------      ------------
Shares sold ........................................    1,576,623     $ 10,869,701    3,296,604      $ 35,635,710
Shares issued on reinvestment of dividends .........      314,789        1,561,356        1,696            19,143
                                                       ----------     ------------   ----------      ------------
                                                        1,891,412       12,431,057    3,298,300        35,654,853
Shares redeemed ....................................   (1,877,437)     (13,507,774)  (2,741,626)      (29,612,143)
                                                       ----------     ------------   ----------      ------------
 Net increase (decrease) ...........................       13,975     $ (1,076,717)     556,674      $  6,042,710
                                                       ==========     ============   ==========      ============

4.   INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $20,484,031 and $21,449,113, respectively.

At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,125,759 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $5,092,289.

5.   INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

6.   FEDERAL INCOME TAXES-CAPITAL LOSS CARRYFORWARDS

Capital loss carryforwards1 available for federal income tax purposes as of December 31, 1998 are approximately $7,609,848 expiring in 2006.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

1 Temporary book-tax differences of $83,664 are the result of losses generated from wash sales.

7.   TAX INFORMATION (UNAUDITED)

The following tax information represents the designation of various tax benefits relating to year ended December 31, 1998:

The percentage of ordinary income dividends paid by the Fund derived from agency and direct obligations of the United States government were as follows:

          U.S. Treasury                             0.47%
          Federal Home Loan Bank                    1.32
          Federal Home Loan Mortgage Corporation    1.11
          Federal National Mortgage Association     0.18

The Fund designates $934,481, whether taken in shares or in cash, as 20% long-term capital gain distributions.

LEXINGTON EMERGING MARKETS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:

                                                                                                      MARCH 30, 1994
                                                                                                       (COMMENCMENT
                                                                 YEAR ENDED DECEMBER 31,              OF OPERATIONS) TO
                                                 ------------------------------------------------       DECEMBER 31,
                                                   1998          1997         1996          1995           1994
                                                 --------      --------      -------      -------        ---------
Net asset value, beginning of period ........... $   8.91      $  10.11      $  9.38      $  9.86         $ 10.00
                                                 --------      --------      -------      -------        --------
Income (loss) from investment operations:

 Net investment income .........................     0.06          0.03         0.02         0.09            0.03
 Net realized and unrealized gain
   (loss) on investments and foreign

   currency transactions .......................   ( 2.64)       ( 1.22)        0.71        (0.48)           0.04
                                                 --------      --------      -------      -------        --------
   Total income (loss) from investment

     operations ................................   ( 2.58)       ( 1.19)        0.73        (0.39)           0.07
                                                 --------      --------      -------      -------        --------
Less distributions:

 Distributions from net investment income ......   ( 0.04)       ( 0.01)          --        (0.09)          (0.02)
 Distributions from net realized gains .........   ( 0.62)           --           --           --              --
 Distributions in excess of net realized gains

   (temporary book-tax difference) .............       --            --           --           --           (0.19)
                                                 --------      --------      -------      -------        --------
   Total distributions .........................   ( 0.66)       ( 0.01)          --        (0.09)          (0.21)
                                                 --------      --------      -------      -------        --------
Net asset value, end of period ................. $   5.67      $   8.91      $ 10.11      $  9.38        $   9.86
                                                 ========      ========      =======      =======        ========
   Total return ................................   (27.95)%      (11.81)%       7.46%       (3.93)%          0.76%*

Ratio to average net assets:
 Expenses, before reimbursement or

   waivers .....................................     2.08%         1.91%        2.23%        4.09%           6.28%*
 Expenses, net of reimbursement or waivers......     2.08%         1.84%        1.64%        1.32%           1.30%*
 Net investment income (loss), before
   reimbursement or waivers ....................     0.84%         0.18%      ( 0.39)%      (1.45)%         (4.29)%*
 Net investment income .........................     0.84%         0.26%        0.20%        1.33%           0.70%*
Portfolio turnover rate ........................   121.31%       157.52%       95.18%       88.92%          71.21%*
Net assets, end of period (000's omitted) ...... $ 15,391      $ 24,052      $21,678       $7,815        $  4,624

------------------------
*  Annualized.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Emerging Markets Fund, Inc.:


     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Emerging Markets Fund, Inc. as of December 31, 1998, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from March 30, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Emerging Markets Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from March 30, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

New York, New York
February 8, 1999

                                                                LEXINGTON

LEXINGTON                                                        [LOGO]
EMERGING MARKETS FUND, INC.

INVESTMENT ADVISER
---------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

DISTRIBUTOR
---------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

                                                         LEXINGTON
                                                         EMERGING
                                                          MARKETS
                                                        FUNDS, INC.
                                                       -------------
                                               Seeks long-term growth of capital
                                               primarily through investment in
                                                   equity securities of
                                                companies domiciled in, or doing
                                                 business in, emerging countries
                                                    and emerging markets.
                                                       -------------
                                                       ANNUAL REPORT
                                                       DECEMBER 31, 1998

                                                     The Lexington Group
                                                         of NO LOAD
                                                     Investment Companies


This report has been prepared for the information of the shareholders of Lexington Emerging Markets Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.